Supplemental Cash Flow Information	12 Months Ended
Mar. 31, 2012
Supplemental Cash Flow Information

2. Supplemental Cash Flow Information

Additional cash flow information and noncash investing and financing activities for the years ended March 31, 2012, 2011 and 2010, are as follows:

	Millions of yen			Thousands of U.S. dollars
	2012	2011	2010	2012
Additional cash flow information:
Interest paid	¥7,309	¥6,367	¥8,533	$89,134
Income taxes paid	¥87,134	¥46,227	¥9,797	$1,062,610
Noncash investing and financing activities:
Capital lease obligations incurred	¥2,300	¥2,244	¥14,285	$28,049

Amounts reported in the other, net of net cash provided by operating activities in the accompanying consolidated statements of cash flows for the fiscal years ended March 31, 2012, 2011 and 2010 included an increase in advances received of ¥18,352 million ($223,805 thousand), an increase of ¥12,297 million and a decrease of ¥9,714 million respectively.